Exhibit 99.1

CYCLACEL PHARMACEUTICALS ANNOUNCES CLOSING OF A

CHANGE OF CONTROL TRANSACTION AND APPOINTMENT OF NEW

EXECUTIVE LEADERSHIP

BERKELEY HEIGHTS, NJ, February 27, 2025 -- Cyclacel Pharmaceuticals, Inc. (“Cyclacel”) (NASDAQ: CYCC, NASDAQ: CYCCP), a biopharmaceutical company that develops innovative cancer medicines, today announced a change in control and leadership on February 26, 2025.

Pursuant to the closing of a Securities Purchase Agreement (the “Agreement”) between Cyclacel’s former interim chief executive officer, David Lazar (“Seller”) and Datuk Dr. Doris Wong Sing Ee (“Purchaser”), executed on February 11, 2025, Purchaser purchased from Seller, 1,000,000 shares of Series C Convertible Preferred Stock of Cyclacel, $0.0001 par value per share (the “Series C”) and such number of the 2,100,000 shares of Series D Convertible Preferred Stock of Cyclacel, $0.0001 par value per share (the “Series D”) held by Seller so that Purchaser owns 70% of the issued and outstanding shares of Cyclacel, which resulted in the issuance of 1,745,262 shares of Series D (collectively, the Series C and Series D, the “Securities”). The transaction contemplated by the Agreement closed on February 26, 2025 (the “Closing Date”) at which point Purchaser purchased and succeeded to all of Seller’s rights and interests under the securities purchase agreement between Seller and Cyclacel dated January 2, 2025.

Purchaser acquired the Securities for a total consideration of $6,300,000 (the “Purchase Price”) less a holdback amount of $100,000 (the “Holdback Amount”) to the escrow agent. The Purchase Price included a cash brokerage fee of $800,000. The Holdback Amount will be held by Purchaser for 120 days from the Closing Date to satisfy any indemnity and other agreed upon claims and expenses.

On the Closing Date, Seller issued written notice to Cyclacel to exercise the conversion rights related to the Series C and Series D shares into the common stock, par value $0.001 per share (the “Common Stock”) of Cyclacel registered in Purchaser’s name, as follows: (i) 1,000,000 shares of Series C into 2,650,000 shares of Common Stock and (ii) 1,745,262 shares of Series D into 191,978,820 shares of Common Stock. As of the Closing Date, Purchaser has become the new controlling shareholder of Cyclacel.

At the same time, David Lazar resigned as interim chief executive officer and secretary and Datuk Dr. Doris Wong Sing Ee was elected as Chief Executive Officer and Executive Director of Cyclacel. Cyclacel also announced the appointment of Kiu Cu Seng, as Executive Director, Secretary and Chief Financial Officer and, in such role, he will serve as the Company’s co-principal financial officer and co-principal accounting officer along with David Lazar until the effective date of his resignation on the earlier of the filing date of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 or March 31, 2025.

“I am honored to serve as Cyclacel’s next CEO,” said Datuk Dr. Doris Wong Sing Ee. “I look forward to our exciting next chapter as I work with the rest of Cyclacel’s management team and board of directors to further build our biopharmaceutical business and deliver value for patients, shareholders and our other stakeholders.”

Coinciding with the Closing Date, the following directors of the Company tendered their resignation or notice of resignation from the Board: (i) Dr. Samuel L. Barker resigned as an independent director; (ii) Avraham Ben-Tzvi provided notice that his resignation as an independent director will be effective upon the earlier of the filing date of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 or March 31, 2025; (iii) Paul McBarron resigned as a non-independent director; (iv) David Natan provided notice that his resignation as an independent director will be effective upon the earlier of the filing date of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 or March 31, 2025; and (iv) Spiro Rombotis resigned as a non-independent director.

In connection with the resignation of Messers. Barker, McBarron and Rombotis, effective as of February 26, 2025, the Board appointed Chong Kwang Fock to act as an Independent Director, as well as the Board appointments of Datuk Dr. Doris Wong Sing Ee and Kiu Cu Seng, as noted above.

About Datuk Dr. Doris Wong Sing Ee

Datuk Dr. Doris Wong Sing Ee is a seasoned leader with more than 20 years of management experience across various industries ranging from oil and gas, property development, solar, engineering, advertising, food and beverage, raw materials and more. She specializes in business development, strategic consultancy and corporate advisory in mergers and acquisition and joint venture across Malaysia, Singapore, China, Japan, Thailand and Indonesia. Datuk Dr. Doris Wong Sing Ee has also been serving as the Executive Director of BSL Corporation Berhad (KLSE: BSLCORP) since May 2024, a public listed company with its business segments constituting stamping and manufacturing of precision metal parts and fabrication of tools and dies, printed circuit boards (PCB) assembly of all types of electronics and electrical components, devices and systems, fabrication and forging of base metal components for consumer products.

Since October 2020, Datuk Dr. Doris Wong Sing Ee has been serving as an Executive Director of Metronic Global Bhd, an investment holding company, where she has been optimizing financial operations, establishing business goals, advising the board of directors on organizational activities and executing special business projects. She has also been involved in various investment opportunities in business diversification, generating new revenue and increasing shareholders’ wealth. Datuk Dr. Doris Wong Sing Ee served as an independent director and member of the audit committee and the compensation committee of Energem Corp since from its initial public offering on November 16, 2021 until her appointment as Executive Director on January 27, 2023. Following Energem Corp’s completion of a series of transactions that resulted in its business combination with Graphjet Technology Sdn. Bhd. (Nasdaq: GTI), a Malaysian private limited company (“Graphjet”) on March 14, 2024, Datuk Dr. Doris Wong Sing Ee served as a director of Graphjet until January 6, 2025. Since February 2017, Datuk Dr. Doris Wong Sing Ee has been a non-independent non-executive director at Trive Property Group Bhd (0118.KL). Previously, from January 2019 to September 2020, Datuk Dr. Doris Wong Sing Ee served as Chief Corporate Officer in Metronic Engineering Sdn. Bhd. (0043.KL) where she oversaw HR operations, set objectives for the HR team and helped shape the brand strategy of the company.

About Kiu Cu Seng

Mr. Kiu brings significant accounting and audit experience involving publicly listed companies during his years working with accounting standards to the Company. Mr. Kiu served as Energem Corp’s Chief Financial Officer from August 12, 2021 through its completion of a series of transactions that resulted in its business combination with Graphjet on March 14, 2024. Since March 2021, Mr. Kiu has served as Group Accountant for BCM Alliance Bhd, Sanichi Technology Bhd. and Trive Property Group Bhd. His responsibility is on group consolidation issues. From June 2019 to February 2021, Mr. Kiu served as Manager in SBY & Partners PLT (formerly known as Siew Boon Yeong & Associates) an established professional accounting organization providing a comprehensive range of services ranging from audit and assurance, taxation and accounting where he specialized in auditing matters. From June 2017 to February 2019, Mr. Kiu served as a Senior Auditor with Siew Boon Yeong & Associates. Mr. Kiu graduated from Infrastructure University Kuala Lumpur in 2013 with a bachelor’s degree (with Honors) in Accounting and from Kuala Lumpur Infrastructure University College with a Diploma in Accounting in 2009.

About Chong Kwang Fock

Kwang Fock Chong is a Chartered Accountant in Malaysia, and brings nearly 20 years of the working experience to the Company. He served as an Independent Director, Chair of the Audit Committee and member of the Compensation Committee of Energem Corp since its initial public offering on November 16, 2021 until its business combination with Graphjet on March 14, 2024. His experience includes auditing of public listed companies, multinationals and private limited companies in various industries. Other than conducting statutory audit in Malaysia, he also performed audit for companies based in China and the AIPAC region. He was also involved in Reporting Accountants’ engagement on initial public offering exercise, due diligence, reviewing financial forecast and projections.

Mr. Chong serves as Auditors and Partner of KHLC PLT where his main responsibility is reviewer and signing partner since October 2020. From July 2014 to September 2020, Mr. Chong served as Auditor and Partner of SBY Partners PLT that provides audit and assurance services. His main responsibility was reviewer and signing partner. Mr. Chong received his Diploma in 2002 from Tunku Abdul Rahman College in Financial Accounting. He achieved his Association of Chartered Certified Accountants certification in 2005.

Advisors

Rimon P.C. served as legal counsel to Datuk Dr. Doris Wong Sing Ee.

ABZ Law Office served as legal counsel to David Lazar.

About Cyclacel Pharmaceuticals, Inc.

Cyclacel is a clinical-stage, biopharmaceutical company developing innovative cancer medicines based on cell cycle, transcriptional regulation and mitosis biology. The transcriptional regulation program is evaluating fadraciclib, a CDK2/9 inhibitor, and the anti-mitotic program plogosertib, a PLK1 inhibitor, in patients with both solid tumors and hematological malignancies. Cyclacel’s strategy is to build a diversified biopharmaceutical business based on a pipeline of novel drug candidates addressing oncology and hematology indications. For additional information, please visit www.cyclacel.com.

Forward-looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Safe Harbor provisions of the US Private Securities Litigation Reform Act of 1995, and encompasses all statements, other than statements of historical fact contained in this press release. These forward-looking statements can be identified by terminology such as “may,” “could,” “will,” “expects,” “anticipates,” “aims,” “future,” “intends,” “plans,” “believes,” “estimates,” “targets,” “likely to”, “understands” and similar statements. These forward-looking statements are based on management’s current expectations. However, it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These statements are neither promises nor guarantees but involve known and unknown risks, uncertainties and other important factors and circumstances that may cause Cyclacel’s actual results, performance or achievements to be materially different from its expectations expressed or implied by the forward-looking statements, including conditions in the U.S. capital markets, negative global economic conditions, potential negative developments resulting from epidemics or natural disasters, other negative developments in Cyclacel’s business or unfavorable legislative or regulatory developments. We caution you therefore against relying on these forward-looking statements, and we qualify all of our forward-looking statements by these cautionary statements.

For a discussion of additional factors that may affect the outcome of such forward-looking statements, see our 2023 annual report filed with the SEC on Form 10-K on March 21, 2024, as amended on April 30, 2024 (Commission File Number: 000-50626), and in particular the “Risk Factors” section, as well as the other documents filed with or furnished to the SEC by Cyclacel from time to time. Copies of these filings are available online from the SEC at www.sec.gov, or on the SEC Filings section of our Investor Relations website at https://investor.cyclacel.com/sec-filings. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. These forward-looking statements should not be relied upon as representing Cyclacel’s views as of any date subsequent to the date of this press release. All forward-looking statements in this press release are based on information currently available to Cyclacel, and Cyclacel and its authorized representatives assume no obligation to update these forward-looking statements in light of new information or future events. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investor Relations Contact

IR@cyclacel.com

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